UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 4, 2011

HF FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD	57104
(Address of principal executive offices)	(ZIP Code)

(605) 333-7556
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01            Regulation FD Disclosure.

On March 4, 2011 HF Financial Corp., a Delaware corporation (the “Company”), announced that members of its executive management team will be presenting at the Sandler O’Neill & Partners L.P. West Coast Financial Services Conference in Marina del Rey, California on Tuesday, March 8, 2011 at approximately 12:45 p.m. PT (2:45 p.m. CT).

The presentation may be accessed through Sandler O’Neill’s website at http://www.sandleroneill.com by using the following instructions, and will be archived and available through April 8, 2011:

1.    Go to “Conferences” tab

2.    Select “Register to View Webcast” under the West Coast Financial Services Conference Heading

The presentation will also be available via audio conference and can be accessed by using the following dial-in instructions:

1.    Dial 1-877-253-8059

2.    Enter Passcode:  1079263715#

A copy of the press release is attached as Exhibit 99.1

ITEM 9.01            Financial Statements and Exhibits.

(a)     Financial Statements.

Not applicable.

(b)     Pro forma Financial Information.

Not applicable.

(d)     Exhibits:

99.1        Press Release dated March 4, 2011 announcing participation in investor conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	March 4, 2011	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
and Chief Executive Officer
(Duly Authorized Officer)

Date:	March 4, 2011	by	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release